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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 27, 2005
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     1-10702                 34-1531521
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(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)



    500 Post Road East, Suite 320, Westport, Connecticut            06880
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          (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

     Terex Corporation (the "Company") issued a press release on May 27, 2005, announcing a conference call to be held on Wednesday, June 1, 2005 at 8:30 a.m., Eastern Time, to review the Company's first quarter 2005 financial results. The teleconference and a replay of the teleconference will be accessible to the public.

     The Company also announced that it will be releasing first quarter 2005 financial results to the wire services on Tuesday, May 31, 2005, after the close of the market. This press release will also be available on the Company's website at www.terex.com.

     A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press release of Terex Corporation issued on May 27, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 27, 2005

                                  TEREX CORPORATION


                                  By:  /s/ Eric I Cohen
                                      Eric I Cohen
                                      Senior Vice President, General Counsel
                                      and Secretary